UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2022

Savmobi Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-206804	47-3240707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building B8, China Zhigu, Yinhu Street, Fuyang District

Hangzhou, Zhejiang, China

(Address of principal executive offices (zip code))

+86 57187197085

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On December 15, 2022, Savmobi Technology, Inc. (“SVMB,” or the “Company”) entered into a share exchange agreement (the “Share Exchange Agreement”) with Intellegence Parking Group Limited (“Intellegence”), a Cayman Island company formed on June 29, 2022, Chen Xinxin (“Xinxin”), the officer and director, and control shareholder of Intelligence and the shareholders of Intelligence (the “Shareholders”). Under the Share Exchange Agreement, One Hundred Percent (100%) of the ownership interest of Intellegence was exchanged for 1,000,000,000 shares of common stock of SVMB issued to the Shareholders, in accordance with the Share Exchange Agreement. The former stockholders of Intellegence will acquire a majority of the issued and outstanding common stock as a result of the share exchange transaction. The transaction has been accounted for as a recapitalization of the Company, whereby Intellegence is the accounting acquirer.

Also on December 15, 2022, SVMB, Intelligence, and McMurdo Law Group, LLC entered into an escrow agreement whereby the shares of SVMB to be issued to the Shareholders shall be issued upon execution of the Share Exchange Agreement and held in escrow by McMurdo Law Group, LLC, subject to completion of the applicable audited financial statements of Intelligence.

Immediately after completion of such audit and the share exchange, the Company will hold a total of 200,000,000 issued and outstanding shares of Intellegence. Zhang Guowei is the sole director of Intellegence Parking Group Limited.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Share Exchange Agreement, by and among Savmobi Technology, Inc., Intellegence Parking Group Limited, Chen Xinxin, and the shareholders of Intelligence Parking Group Limited, dated December 15, 2022.

10.2	Escrow Agreement, by and among Savmobi Technology, Inc., Intellegence Parking Group Limited, and McMurdo Law Group, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAVMOBI TECHNOLOGY, INC.

Date: December 16, 2022	/s/ Chen Xinxin
	By:	Chen Xinxin, Chief Executive Officer